THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE ACT OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF OTHER THAN PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (II) AN EXEMPTION FROM THE ACT WHICH IS CONFIRMED IN AN OPINION OF, OR IS REASONABLY ACCEPTABLE TO, COMPANY COUNSEL.

No. __________

Date: ________, 2008

QMED, INC.

WARRANT TO PURCHASE _______ SHARES OF
COMMON STOCK, PAR VALUE $0.001 PER SHARE

For VALUE RECEIVED, ______ (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from QMED, Inc., a Delaware corporation (“Company”), at any time not later than 5:00 p.m. (New York City time) on [five years from closing date] (unless redeemed by the Company as set forth in Section 7(e) below) (the “Expiration Date”), at an exercise price per share equal to $.001 (the exercise price in effect being herein called the “Warrant Price”), ______ shares (“Warrant Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Section 1.        Transfers. As provided herein, this Warrant may be transferred only pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from the registration requirements of the Securities Act. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, a legal opinion of counsel or evidence reasonably acceptable to the Company, to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. Notwithstanding the foregoing, this Warrant may not be transferred without the prior written consent of the Company.

Section 2.	Exercise of Warrant.

(a)       Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to the Expiration Date upon surrender of the

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Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or, in its place, evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid or otherwise satisfied as provided herein and the completed Exercise Agreement shall have been delivered. The Company shall deliver, or cause to be delivered, certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, to the Warrantholder within a reasonable time, not to exceed ten (10) business days, after this Warrant shall have been duly exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. Upon exercise, the Warrantholder will be required to make the representations and warranties contained in the Exercise Agreement.

(b)       This Warrant may, in lieu of the cash exercise provided for in subparagraph 2(a) above, be exercised in whole or in part at any time prior to the Expiration Date by means of a “cashless exercise” in which the Warrantholder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (C)] by (A), where:

(A) = the greater of (i) the closing price of the Common Stock on the business day immediately preceding the date of such election, on the NASDAQ Stock Market or such principal exchange or market on which the Common Stock then trades and (ii) in the event of an Asset Sale Transaction or Stock Sale Transaction, the per share amount to which the Warrantholder would have been entitled had the Warrantholder exercised this Warrant immediately prior to the closing of the Asset Sale Transaction or Stock Sale Transaction;

(B) = the Warrant Price of this Warrant, as adjusted; and

(C) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

In connection with a cashless exercise of this Warrant, the Warrantholder shall deliver a duly executed Exercise Agreement and this Warrant. The Company’s delivery of shares of Common

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Stock and, if applicable, the delivery of a replacement Warrant shall conform to the requirements set forth in Section 2(a) herein.

(c)	Certain Definitions.

An “Asset Sale Transaction” shall mean a transaction in which all or substantially all of the assets of the Company are to be purchased by an acquiror which is not an Affiliate of the Company in exchange for cash, notes or stock of an acquiror or an Affiliate thereof or a combination of cash, notes or stock of an acquiror or an Affiliate thereof.

A “Stock Sale Transaction” shall mean a transaction in which all or a majority of the outstanding Common Stock of the Company is to be purchased (whether by outright purchase or merger) or exchanged by an acquiror which is not an Affiliate of the Company, or a new issuance of Common Stock is effected which makes the non-Affiliate acquiror the owner of a majority of the outstanding shares of Common Stock, in each case for cash, notes or stock of the acquiror or an Affiliate thereof or a combination of cash, notes or stock of the acquiror or an Affiliate thereof.

An “Affiliate” shall have the same meaning as specified in Rule 405, promulgated under the Securities Act of 1933, as amended.

(d)       Limitations on Exercise. Notwithstanding anything herein to the contrary, for sake of clarity, the parties agree that, the Warrantholder may exercise this Warrant for, (i) 50% of the Warrant Shares initially, (ii) 20% of the Warrant Shares if $150,000 is released from escrow to the Company pursuant to that certain Escrow Agreement dated March      , 2008, by and among the Company, the Investors parties thereto and Troutman Sanders LLP as the escrow agent (the “Escrow Agreement”) and (iii) 30% of the Warrant Shares if $225,000 is released to the Company from escrow pursuant to the Escrow Agreement.

(e)	Redemption upon Asset Sale Transaction or Stock Sale Transaction.

(i) In the event of a Stock Sale Transaction where all outstanding shares of Common Stock are sold by way of outright sale, merger or otherwise, the Company may, and at the Warrantholder's option the Company shall, redeem this Warrant by paying the Warrantholder the amount to which the Warrantholder would have been entitled had the Warrantholder exercised this Warrant immediately prior to the closing of the Stock Sale Transaction and paid the Warrant Price therefor. In the alternative, the Company may compel the exercise of the Warrant immediately prior to the vote to be taken, if any, to approve a Stock Sale Transaction, or if no vote is taken, immediately prior to the closing date of such transaction and the Warrant Shares shall be treated in like manner as other outstanding shares of Common Stock in the Stock Sale Transaction.

(ii) In the event of a Stock Sale Transaction where not all outstanding shares of Common Stock are sold and the Warrantholder does not exercise this Warrant in full or does not sell all of its Warrant Shares in such Stock Sale Transaction, the Company may, and at the Warrantholder's option the Company shall, (i) redeem the balance of this Warrant (or any

676741v6	008001.0146	3

Warrant Shares that are not purchased in such Stock Sale Transaction) by paying the Warrantholder the amount to which the Warrantholder would have been entitled had the Warrantholder exercised this Warrant in full immediately prior to the closing of the Stock Sale Transaction, paid the Warrant Price therefor and all of the Warrant Shares so issued were sold in such Stock Sale Transaction, less any amount received by the Warrantholder from the purchaser in such Stock Sale Transaction or (ii) arrange for the Warrant Shares to be sold as part of the Stock Sale Transaction on the same terms and conditions as other shares of Common Stock sold in such Stock Sale Transaction; provided, however, that this subparagraph 2(e)(ii) shall only be applicable to the extent the Company has been involved in structuring and negotiating the transaction described in this subparagraph 2(e)(ii); and provided, further, that if the Company elects, the Warrantholder shall exercise the Warrant and sell such Warrant Shares to the acquiror in such Stock Sale Transaction.

(iii) In the event of a Stock Sale Transaction where the Company issues new shares of Common Stock or an Asset Sale Transaction, if the proceeds of such Stock Sale Transaction or Asset Sale Transaction exceed the aggregate amount of the Secured Debt Amount (as described in Section 4.10 of that certain Securities Purchase Agreement dated March      , 2008, by and between the Company and the Warrantholder (the “Securities Purchase Agreement”)) and the Cox Payment Amount (as defined in the Securities Purchase Agreement) (such excess amount, the “Net Proceeds”), the Company may, and at the Warrantholder's option the Company shall, redeem this Warrant (or the maximum portion thereof if the Net Proceeds are not sufficient) by paying the Warrantholder the amount equal to the product derived by multiplying (A) the number of Warrant Shares issuable upon exercise of this Warrant (or the maximum portion thereof if the Net Proceeds are not sufficient) in accordance with the terms of this Warrant by means of a cash exercise by (B) the closing price of the Common Stock on the business day after announcement of the closing of the Stock Sale Transaction, or in the event of an Asset Sale Transaction, the closing price of the Common Stock on the business day immediately prior to the closing of the Asset Sale Transaction, on the NASDAQ Stock Market or such principal exchange or market on which the Common Stock trades minus the Warrant Price of this Warrant, as adjusted. In the alternative, the Company may compel the exercise of this Warrant as of the date immediately prior to the record date for a vote by stockholders to approve the Stock Sale Transaction or Asset Sale Transaction, or if no vote is taken, immediately prior to the closing date of the Stock Sale Transaction or Asset Sale Transaction, and shall then redeem the Warrant Shares at the price specified in the formula set forth in the preceding sentence, except that the Warrant Price shall not be subtracted in such event.

Section 3.        Compliance with the Securities Act. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant; provided that any legend endorsed on a certificate evidencing such security shall be removed, and the Company shall issue a certificate without such legend to the holder of such security, if such security is being disposed of pursuant to a registration under the Act or pursuant to Rule 144 or any similar rule then in effect or if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of such security may be made without such registration; and provided, further that if the holder of such security delivers to the Company an opinion of counsel satisfactory to the Company to the effect that no subsequent transfer of such security will require

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registration under the Securities Act, the Company will promptly upon such transfer deliver new certificates evidencing such security that do not bear any legend.

Section 4.        Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 5.        Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, indemnity or bond with respect thereto, if and as requested by the Company.

Section 6.        Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 6, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 7.        Adjustments. Subject and pursuant to the provisions of this Section 7, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)       If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, then the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock which, if the Warrant had been exercised immediately prior to such event, (i) the Warrantholder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution or subdivision, or (ii) in the case of a combination, such number of shares into which the number of shares the Warrantholder would have owned upon such exercise would have been reduced to as a result of such combination. Whenever the

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number of shares of Common Stock purchasable upon exercise of this Warrant is adjusted as provided in this Section 7(a), then the Warrant Price shall also be adjusted by multiplying the Warrant Price in effect immediately prior to such adjustment, by a fraction, the numerator of which shall equal to the number of shares subject to this Warrant immediately prior to such adjustment, and the denominator of which shall equal to the number of shares subject to this Warrant immediately after such adjustment, but in no event shall the Warrant Price be reduced to less than the par value of the Common Stock. Such adjustments shall be made successively whenever any event listed above shall occur.

(b)       Other than in the case of an Asset Sale Transaction or Stock Sale Transaction, in case the Company shall reorganize its capital, reclassify its capital stock (other than as provided in Section 7(a)), recapitalize, consolidate with, or merge with or into, another corporation, and pursuant to the terms of such reorganization, reclassification, recapitalization, merger, or consolidation, stock, securities, property or other assets is to be received by or distributed to the holders of Common Stock in lieu of or with respect to shares of Common Stock, then in each such case, the Warrantholder, upon exercise of this Warrant, shall be entitled to receive in lieu of the Warrant Shares or other securities and property receivable upon exercise of this Warrant prior to the consummation of such reorganization, reclassification, recapitalization, consolidation or merger, or if the Common Stock is not changed, exchanged or extinguished in such transaction then in addition to the rights specified herein, the stock or other securities, property or assets to which the Warrantholder would have been entitled to had it exercised this Warrant immediately prior to such consumation, by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, recapitalization, merger or consolidation, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 7(b). The foregoing provisions of this Section 7(b) shall similarly apply to successive reorganizations, reclassifications, recapitalizations, mergers or consolidations.

(c)       An adjustment to the Warrant Price or the number or type of securities issuable upon exercise of this Warrant shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(d)       In the event that, as a result of an adjustment made pursuant to this Section 7, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

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Section 8.        Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 8, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the closing trading price of such fractional share of Common Stock on the date of exercise.

Section 9.        Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 10.      Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the event giving rise to, or the, subject adjustment.

Section 11.	Notice of Corporate Action. At any time, if:

(a)       the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)       there shall be any capital reorganization of the Company, any reclassification, or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

(c)	there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

(d)	there shall be an Asset Sale Transaction or a Stock Sale Transaction,

then, in any one or more of such cases, the Company shall give to Warrantholder (i) at least 10 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date when the same shall take place; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice; provided, further, that if any action is taken on written

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consent in lieu of a meeting, notice shall be made as soon as reasonably practicable thereafter. Such notice in accordance with the foregoing clause also shall specify, as applicable, (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Warrantholder at the last address of Warrantholder appearing on the books of the Company and delivered in accordance with Section 13 hereof.

Section 12.      Identity of Transfer Agent. The Transfer Agent for the Common Stock is                                                          . Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 13.      Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Q-Med, Inc.

25 Christopher Way

Eatontown, NJ 07724

Attn: Jane Murray
Fax No.: (732) 544-5404
With a copy to:	Moses & Singer LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174-1299
Fax No.: 212.554.7700
Attn: Avi Skoff, Esq.

If to Warrantholder:   To the address or facsimile number set forth in that certain Securities Purchase Agreement; or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by such Person.

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Section 14.      Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 15.      Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof to the extent such principles would require the application of the laws of another jurisdiction.

Section 16.      No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 17.      Amendment; Waiver. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Warrantholder.

Section 18.      Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

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            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the __ day of                      , 2008.

QMED, INC.

By:___________________________
Name:
Title:

The Warrantholder accepts and agrees to the terms and conditions of this Warrant, including, without limitation, the last sentence of Section 2(a) hereof.

Date:	__, 2008	By:___________________________
Name:
Title:

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APPENDIX A

QMED, INC.

WARRANT EXERCISE FORM

To: QMED, Inc.:

1(a).    ___      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price (as defined in the Warrant) and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein.

1(b).    ___      The undersigned hereby irrevocably elects to exercise this Warrant by means of a cashless exercise pursuant to the terms of Section 2(b) of this Warrant. For purposes of calculating the number of shares of Common Stock issuable upon such cashless exercise, the Warrantholder has used the following factors:

(A)      the closing price of the Common Stock on the business day immediately preceding the date of such election = $__________

(B)	the Warrant Price of this Warrant, as adjusted = ________

(C)      the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise = __________

Total number of shares of Common Stock issuable upon this cashless exercise of this Warrant = ____________

The undersigned hereby requests that certificates for the Warrant Shares be issued as follows:

_______________________________
Name
________________________________
Address
________________________________
________________________________
Federal Tax ID or Social Security No.

and delivered by (a) certified mail to the above address, (b) Federal Express to the above address, or (c) other, as specified: _____________________.

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

2.         The undersigned hereby represents and warrants to the Company that the undersigned (a) is not acquiring the Warrant Shares with a view to transferring the Warrant Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), (b) acknowledges that the issuance of the Warrant Shares has not been registered under the Securities Act and that the Warrant

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Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption therefrom is available, and (c) hereby reaffirms all of the representations and warranties contained in Section 6 of the Securities Purchase Agreement, including, without limitation, that Holder is an "accredited investor" as such term is defined in Rule 501 promulgated pursuant to the Securities Act.

Date: ____________, ____

Note: The signature must correspond with	Signature:______________________________

the name of the Warrantholder as written

on the first page of the Warrant in every	______________________________
particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Warrant
has been assigned.	______________________________
______________________________
Address
______________________________
Federal Identification or Social Security No.

Name and address of Assignee, if applicable:

12

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APPENDIX B

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Date: ______________, _______

Holder's Signature:	_____________________________

Holder's Address:	_____________________________

_____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in any fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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